                                                                  EXHIBIT 10.43



                                 LOAN AGREEMENT



                                    BETWEEN



                         GUILFORD PHARMACEUTICALS INC.


                                      AND



                            RHONE-POULENC RORER INC.


                           DATED AS OF JUNE 13, 1996





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

                                 LOAN AGREEMENT


                 THIS LOAN AGREEMENT (the "Agreement"), is entered into as of June 13, 1996, by and among Guilford Pharmaceuticals Inc., a Delaware corporation (the "BORROWER"), and Rhone-Poulenc Rorer Inc., a Pennsylvania corporation (the "LENDER").

                 WHEREAS, the Lender's subsidiary, Rhone-Poulenc Rorer Pharmaceuticals Inc., a Delaware corporation ("RPR Pharmaceuticals"), the Borrower and the Borrower's subsidiary, GPI Holdings, Inc., a Delaware corporation ("GPI Holdings") have executed a Marketing, Sales and Distribution Rights Agreement dated as of the date hereof (the "Marketing Rights Agreement"), concerning an arrangement relating to the marketing, sale and distribution worldwide (except for Denmark, Finland, Norway and Sweden) by RPR Pharmaceuticals of the Borrower's anticancer therapeutic, GLIADEL(R) wafer and other PCPP:SA-based polymer products containing carmustine for brain cancer and certain related arrangements regarding the Borrower's other polymer cancer therapeutic products, which contemplates the provision by the Lender of a line of credit in the amount of $7,500,000 to be used by the Borrower in expanding its manufacturing and related facilities; and

                 WHEREAS, the Lender is willing, upon and subject to the terms and conditions hereof, to extend such a line of credit to the Borrower;

                 NOW, THEREFORE, the parties hereto agree as follows:

1.        DEFINITIONS

                 As used in this Agreement, the following terms (whether or not underscored or spelled with initial capitals) shall, except where the context otherwise requires, have the meanings specified in this Section (such definitions to be equally applicable to the singular and plural forms thereof):

                 "AGREEMENT" shall mean this Loan Agreement, as the same from time to time may be amended, supplemented or modified.

                 "APPLICABLE LAW" shall mean the laws of the State of Maryland.

                 "BORROWER" shall have the meaning provided in the recitals hereto.

                 "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Maryland are authorized or required by law to close.

                 "COLLATERAL" shall mean (i) the Second Mortgage and the property interest secured thereby, (ii) the Equipment and (iii) such other security as the parties may agree to the Lender as





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security for the Obligations.

                 "COST OF FUNDS" shall mean the lowest interest rate from time to time paid by the Lender on its most senior Indebtedness.

                 "DEFAULT" shall mean any of the events specified in Section 6 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "DOLLAR" and "$" shall mean dollars in lawful currency of the United States of America.

                 "EQUIPMENT" shall have the meaning given such term in Section 9-109(2) of the Uniform Commercial Code, including, without limitation, machinery, equipment, furnishings, fixtures, and vehicles hereafter acquired by the Borrower with Loan proceeds under this Agreement, including, without limitation, all items of machinery and equipment of any kind, nature and description, whether affixed to real property or not, as well as trucks and vehicles of every description, trailers, handling and delivery equipment, fixtures and office furniture, as well as all additions to, substitutions for, replacements of or accessions to any of the items recited as aforesaid and all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

                 "EVENT OF DEFAULT" shall mean any of the events specified in
Section 6 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                 "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                 "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

                 "GPI HOLDINGS" shall have the meaning provided in the recitals hereto.

                 "INDEBTEDNESS" of any Person shall mean:

                 (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, all notes payable and drafts accepted representing extensions of credit and all obligations evidenced by bonds, debentures, notes or other similar instruments or on which interest charges are customarily paid);





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                 (b)    the face amount of all letters of credit issued for the
account of such Person and, without duplication, all drafts drawn thereunder;
and

                 (c) all other items (including, without limitation, capitalized leases) which, in accordance with GAAP, would be included as indebtedness on the liability side of a balance sheet of such Person as of the date at which Indebtedness is to be determined.

                 "INITIAL FUNDING DATE" shall have the meaning specified in
Section 2.3 of this Agreement.

                 "LEASE" shall mean the Lease Agreement dated August 30, 1994. between the Borrower as lessee and Crown Royal Limited Parntership as lessor, relating to the property located at 6611 Tributary Street, Baltimore, Maryland.

                 "LENDER" shall have the meaning provided in the recitals hereto.

                 "LIEN" shall mean any mortgage, security interest, deed of trust, pledge, hypothecation, assignment, assigned deposit arrangement, encumbrance, lien (statutory or other), claim, option, reservation, right-of-way, easement, covenant, lease, condition, restriction, charge or defect of any kind, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other type of title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                 "LOAN" shall have the meaning specified in Section 2.1 of this Agreement.

                 "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Second Mortgage and the Pledge Agreement, and all certificates, documents and instruments required by, referred to in or delivered pursuant to this Agreement, the Notes, or the Pledge Agreement.

                 "MARKETING RIGHTS AGREEMENT" shall have the meaning provided in the recitals hereto.

                 "MATERIAL ADVERSE EFFECT" shall mean any event which may have a material adverse effect on the financial condition or results of operations of the Borrower and its subsidiaries, taken as a whole.

                 "MIDFA" shall mean the Maryland Industrial Development Financing Authority.

                 "NOTES" shall have the meaning specified in Section 2.3 of this Agreement.





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                 "OBLIGATIONS" shall mean:

                 (a) all of the unpaid principal of and accrued interest on the Notes; and

                 (b) all other indebtedness, liabilities and obligations of the Borrower to the Lender, whether now existing or hereafter incurred or created under, arising out of, or in connection with this Agreement and the Loan Documents, including, without limitation, any future advances hereunder or thereunder.

                 "PERSON" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                 "PLEDGE AGREEMENT" shall mean the pledge and security agreement executed by the Borrower, in substantially the form of Exhibit B attached hereto (together with all amendments, if any, thereafter from time to time made thereto), pledging as collateral a first lien on the Equipment and such other security as the parties may agree to the Lender as security for the Obligations.

                 "PRODUCT" shall have the meaning provided in the Marketing Rights Agreement.

                 "RPR PHARMACEUTICALS" shall have the meaning provided in the recitals hereto.

                 "SECOND FUNDING DATE" shall have the meaning specified in
Section 2.3 of this Agreement.

                 "SECOND MORTGAGE" shall mean the second mortgage executed by the Borrower, in form and substance satisfactory to the Lender, pledging as collateral a second industrial leasehold mortgage on the Borrower's facility at 6611 Tributary Street, Baltimore, Maryland.

                 "SIGNET AGREEMENT" shall mean the Loan and Financing Agreement dated December 5, 1994, by and among Maryland Economic Development Corporation, the Borrower and Signet Bank/Maryland, or any agreement evidencing the renewal or refinancing of the Indebtedness incurred thereunder.

                 "STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement of even date herewith (together with all amendments, if any, thereafter from time to time made thereto), executed by the Borrower and the Lender, pursuant to which the Lender or certain of its subsidiaries may purchase common stock, par value $0.01 per share, of the Borrower.

                 "SUPPLY AGREEMENT" shall have the meaning specified in Section
2.4 of this Agreement.

                 "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the provisions of the Uniform Commercial Code adopted by and in effect in the State of Maryland.





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2.     LOAN AND NOTES

        2.1      LOAN

                 Subject to the terms and conditions set forth herein, the Lender agrees to extend to the Borrower, a line of credit in the principal amount of $7,500,000 (the "Loan"). The Loan shall be made (subject to the conditions precedent specified in Section 4 hereof) in accordance with the procedures specified in Section 2.3. hereof.

        2.2      INTEREST

                 The principal amount outstanding from time to time of the Loan shall bear interest, from the date of the Initial Funding Date until paid in full, at an annual rate (computed on the basis of a 360-day year and applied to the actual number of days in each interest calculation period) equal to the Lender's Cost of Funds. Such rate of interest shall be adjusted simultaneously with each change in the Lender's Cost of Funds, provided, however, that no rate of interest will be charged which would, over the term of the Loan, exceed the maximum, lawful, non-usurious rate of interest (if any) which under Applicable Law the Lender is permitted to charge the Borrower on this Agreement and the Notes from time to time. Notwithstanding the foregoing, during the continuance of an Event of Default hereunder (after the expiration of any cure periods related to such Event of Default), interest shall accrue on the unpaid principal balance of the Loan at an annual rate equal to the Lender's Cost of Funds plus three percent (3%).

        2.3      FUNDING

                 Subject to the terms and conditions set forth herein including, without limitation, the conditions precedent specified in Section 4 hereof, funding of the Loan by the Lender will take place as follows:

                 2.3.1        INITIAL INSTALLMENT

                 The Lender will disburse $4,000,000 (the "Initial Installment") by wire transfer to an account designated by the Borrower on a date (the "Initial Funding Date") specified by the Borrower to the Lender, which date shall be no earlier than the later of (i) January 2, 1997 or (ii) the first Business Day following the date on which RPR Pharmaceuticals is required to pay to the Borrower the amount specified in Section III.D.3. of the Marketing Rights Agreement; and





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





                 2.3.2    SECOND INSTALLMENT

                 The Lender will disburse $3,500,000 (the "Second Installment") by wire transfer to an account designated by the Borrower on the date (the "Second Funding Date") specified in writing by the Borrower to the Lender which date shall be no earlier than twelve nor later than eighteen months after the Initial Funding Date; the Initial Funding Date and the Second Funding Date may sometimes be referred to collectively as the "Funding Dates" and individually as a "Funding Date." Notwithstanding the foregoing, the parties agree to consult in good faith to consider making available to the Borrower the proceeds of the Second Installment on a different timetable in order to enable the Borrower to meet RPR Pharmaceutical's forecast for demand of the Product and the Borrower's manufacturing plan for the Product under the Supply Agreement.

                 The Borrower's indebtedness to the Lender for the Loan, together with interest accrued thereon, shall be evidenced by promissory notes executed by the Borrower and delivered to the Lender on each Funding Date (hereinafter called the "Notes"), substantially in the form of Exhibits A-1 and A-2 attached hereto.

                 2.3.3    TERMINATION

                 Notwithstanding anything herein to the contrary, if, prior to the advance of any funds by the Lender under this Agreement, RPR Pharmaceuticals has exercised its right to terminate the Marketing Rights Agreement as provided in Section IV.D.3. thereof, the Lender shall have no further obligation to advance any funds hereunder and this Agreement shall automatically terminate and be of no further force or effect.

        2.4      PAYMENT

                 2.4.1    INTEREST

                 Interest on each Loan installment shall be due and payable in quarterly installments beginning on the Initial Funding Date or the Second Funding Date, as the case may be, until the principal amount relating to such Loan installment shall be paid in full. Any payment of interest may be made, at the option of the Borrower, in cash or offset against any undisputed payment then due by the Lender or RPR Pharmaceuticals (a) to the Borrower under the Manufacturing and Supply Agreement, dated as of the date hereof, by and between the Borrower and RPR Pharmaceuticals (the "Supply Agreement") or (b) to GPI Holdings under the Marketing Rights Agreement; provided that the Borrower shall furnish the Lender with at least five Business Days prior notice of its intention to offset and, if requested by the Lender, supporting documentation of its right to offset.

                 2.4.2    PRINCIPAL

                 The principal amount of each Loan installment shall be due and payable upon the





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fifth anniversary date of the Funding Date on which such Loan installment was made. Unless the principal balance of the Notes is accelerated as provided therein or in Section 6 hereof, no principal amount of any Loan installment shall be due and payable until the fifth anniversary date of the Initial Funding Date or the Second Funding Date, as the case may be. The principal amount of any Loan installment may be prepaid in whole or in part at any time or times without premium or penalty, at the option of the Borrower, in cash or offset against any undisputed payment then due by the Lender or RPR Pharmaceuticals (a) to the Borrower under the Supply Agreement or (b) to GPI Holdings under the Marketing Rights Agreement; provided that the Borrower shall furnish the Lender with at least five Business Days prior notice of its intention to offset and, if requested by the Lender, supporting documentation of its right to offset.

3.      REPRESENTATIONS AND WARRANTIES OF THE BORROWER

                 In order to induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby makes the following representations and warranties to the Lender, which representations and warranties shall survive the execution and delivery hereof and of the Notes:

        3.1      CORPORATE STATUS

                 The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the power and authority, corporate and otherwise, to own, operate and lease its properties, to carry on its business as currently conducted, to execute and deliver this Agreement, the Notes and the other Loan Documents, and to perform all of its obligations under this Agreement, the Notes and the other Loan Documents. The Borrower is duly qualified to conduct business and is in good standing under the laws of the State of Maryland and each other jurisdiction in which the conduct of its business requires such qualification, except where the failure to qualify to do business would not have a Material Adverse Effect.

        3.2      CERTIFICATE OF INCORPORATION AND BYLAWS

                 The Borrower has furnished to the Lender a complete and correct copy of its Amended and Restated Certificate of Incorporation, as presently in effect, certified as of a recent date by the Secretary of State of the State of Delaware, and a complete and correct copy of the bylaws of the Borrower, as currently in effect, certified by its corporate secretary.

        3.3      AUTHORIZATION; NO VIOLATIONS

                 The execution, delivery and performance by the Borrower of this Agreement, the Notes, and the other Loan Documents and the fulfillment of and the compliance with the respective terms and provisions thereof, have been duly and validly authorized by all necessary





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corporate actions on the part of the Borrower (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and do not and will not:

                 3.3.1            APPROVAL

                 Require any consent or approval of the stockholders of the Borrower or of any Governmental Authority;

                 3.3.2            VIOLATION OF LAW

                 Conflict with, or violate any provision of, any statute, law, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination or award of any arbitrator or Governmental Authority having applicability to the Borrower, any of its properties, or any provision of its Amended and Restated Certificate of Incorporation or bylaws;

                 3.3.3            NO DEFAULT OF OTHER OBLIGATIONS

                 Conflict with, or result in any breach of, or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, or to modify or cancel, any indenture or loan or credit agreement or any other material agreement, commitment, lease, contract, deed of trust, mortgage, note or other instrument to which the Borrower is a party or by which it or any of its properties may be bound or affected; or

                 3.3.4            DEBTS AND LIENS

                 Result in or require the creation or imposition of or result in the acceleration of any Indebtedness or any Lien of any nature upon, or with respect to, the Borrower or any of the properties now owned or hereafter acquired by the Borrower except as contemplated herein; or

                 In each case except for such conflicts, breaches or violations as would not individually or in the aggregate have a material adverse effect on the Borrower's ability to perform the Obligations or on the Collateral.

        3.4      VALIDITY AND BINDING NATURE

                 This Agreement and the Notes constitute, and each of the other Loan Documents when executed and delivered hereunder will constitute, a legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its respective terms.

        3.5      LITIGATION

                 No actions, suits, claims, arbitrations, litigation, or proceedings or investigations before or by any arbitrator or Governmental Authority have been instituted or threatened to restrain, prohibit, invalidate or otherwise affect the transactions contemplated by this Agreement.





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        3.6      PLEDGE AGREEMENT

                 The provisions of the Pledge Agreement will be effective to create in favor of the Lender a legal, valid, and enforceable first priority security interest in all of the Equipment and such other security as the parties may agree, (and as more specifically defined in the Pledge Agreement); and, upon filing of the UCC financing statements identified therein, such security interest shall be perfected.

        3.7      SECOND MORTGAGE

                 The provisions of the Second Mortgage will be effective to create in favor of the Lender a legal, valid, and enforceable second priority security interest in the property interest secured thereby, and upon the recording thereof in the appropriate office, such security interest shall be perfected.

        3.8      PLACE OF BUSINESS; CHIEF EXECUTIVE OFFICE

                 The address stated in Section 8.2 hereof is the principal place of business and chief executive office of the Borrower and the place where its records concerning the Collateral are and will be kept. The Borrower does not conduct business under any trade, assumed or fictitious name and has not done so at any time within the past five years.

        3.9      NO VIOLATION

                 The Borrower is not in violation of any term or provision of its Amended and Restated Certificate of Incorporation or bylaws.

        3.10     NO EXERCISE OF REMEDIES AGAINST THE BORROWER

                 The Borrower has not received notice of the intent by any party to exercise any of its remedies upon the occurrence of an event of default by the Borrower under the Signet Agreement or the Lease.

        3.11     COMPLIANCE WITH LAW

                 The Borrower is in compliance with all laws, ordinances, rules and regulations to which it its subject (including, without limitation, applicable environmental, health and safety laws and regulations), except where the failure to so comply would not have a Material Adverse Effect.





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        3.12     MATERIAL ADVERSE CHANGE

                 There has been no material adverse change affecting the Borrower since the date of the last Quarterly Report on Form 10-Q filed by the Borrower with the Securities and Exchange Commission.

        3.13     DISCLOSURE

                 Neither the Loan Documents nor any other document delivered to the Lender in connection therewith contain any misrepresentation or untrue statement of a material fact or omit state any material fact necessary to make the Loan Documents or such other document not misleading. There is no fact that the Borrower has not disclosed to the Lender that materially and adversely affects or would materially and adversely affect the Collateral or the Borrower's ability to perform the Obligations.

4.      CONDITIONS PRECEDENT

                 The obligation of the Lender to make the Loan is subject to the satisfaction, at or before each Funding Date, of the following conditions precedent, the satisfaction of which shall be certified in writing by an officer of the Borrower on each Funding Date:

        4.1      REPRESENTATIONS AND WARRANTIES; COMPLIANCE

                 All representations and warranties made by the Borrower in this Agreement or in the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct on and as of the applicable Funding Date with the same force and effect as though such representations and warranties had been made at and as of that Funding Date. All of the agreements, terms, covenants and conditions required by this Agreement to be complied with and performed by the Borrower on or prior to such Funding Date shall have been complied with and performed.

        4.2      NO DEFAULT

                 No Default or Event of Default under this Agreement and no event of default by the Borrower under the Marketing Rights Agreement, the Supply Agreement or the Stock Purchase Agreement shall have occurred and be continuing on the applicable Funding Date.

        4.3      PLEDGE AGREEMENT AND SECOND MORTGAGE

                 The Borrower shall have executed the Pledge Agreement and the Second Mortgage and delivered the same to Lender no less than 15 days prior to the Initial Funding Date,





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and the Lender shall be entitled to file any and all financing statements and to record any and all documents with the appropriate recording offices to perfect the security interests granted thereby.

        4.4      RECEIPT OF NOTE

                 The Lender shall have received an originally executed copy of the Note evidencing the Initial Installment or the Second Installment, as the case may be.

5.      AFFIRMATIVE COVENANTS

                 Until all Obligations of the Borrower under this Agreement, under the Notes and under the other Loan Documents are paid in full and performed, the Borrower hereby covenants and agrees that it shall, unless the Lender otherwise consents in advance in writing:

        5.1      PAYMENT OF NOTES

                 Punctually pay the principal of and interest on the Notes at the times and places and in the manner specified herein or therein.

        5.2      CORPORATE EXISTENCE

                 (a) Preserve, maintain, and keep in full force and effect its corporate existence under the laws of a state of the United
States of America; (b) preserve, maintain, and keep in full force and effect all rights, franchises, and privileges necessary or desirable in the opinion of the Board of Directors of the Borrower in the normal conduct of its business; and (c) qualify and remain qualified as a foreign corporation in Maryland and in each jurisdiction in which such qualification is necessary in view of its business and operations and the ownership of its properties.

        5.3      OWNERSHIP, USE AND MAINTENANCE OF COLLATERAL

                 (a) Be the sole owner of, and have good and marketable title to, the Collateral, free and clear of all liens and encumbrances (excepting only the liens of the Lender and the lien of Signet Bank and MIDFA on the property secured by the Second Mortgage); (b) not dispose of, transfer or further encumber its interest in the Collateral; (c) to the extent that any Equipment purchased with Loan proceeds shall constitute fixtures, to use reasonable efforts to obtain a waiver of any other party's prior rights in such Equipment; (d) use the Collateral solely in the conduct of its business and in a careful and proper manner; and shall not change the location of any item of Equipment from 6611 Tributary Street, Baltimore, Maryland, or such other location as shall be identified to the Lender prior to the purchase thereof; and (d) keep all Collateral in good repair, working order and condition, and from time to time make all necessary or desirable





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




repairs thereto and renewals and replacements thereof, except where the failure to do so would not have a material adverse effect on the Collateral.

        5.4      STATEMENTS, NOTICES AND REPORTS

                 Furnish to the Lender:

                 (i) as soon as available but in no event more than 10 days after filing the same with the United States Securities and Exchange Commission (the "SEC"), a copy of the Borrower's Form 10-Q for each fiscal quarter;

                 (ii) as soon as available but in no event more than 10 days after filing the same with the SEC, a copy of the Borrower's Annual Report to shareholders and/or Form 10-K filed with the SEC;

                 (iii) promptly after the sending or filing thereof, copies of all financial statements and reports that the Company sends to its stockholders and copies of all other regular, periodic, and special reports which the Company files with the SEC;

                 (iv) promptly after the receipt thereof, copies of all notices of the occurrence of an event of default by the Borrower under the Signet Agreement or the Lease, which notice includes a statement by the non-defaulting party of its intention to pursue its remedies under the Signet Agreement or the Lease, as the case may be; and

                 (v)      written notice 30 days prior to any
contemplated change in the name or address of the Borrower.

        5.5      USE OF PROCEEDS

                 Apply the proceeds of the Initial Installment solely for the expansion of its facilities involved in or supporting the production of the Product (including without limitation polymer component and wafer production, stability and other storage, analytical, process development, packaging and shipping facilities), and apply the proceeds of the Second Installment solely toward the construction of a second manufacturing facility at 6611 Tributary Street, Baltimore, Maryland, or such other location as may be chosen by the Borrower with the consent of the Lender (such consent not to be unreasonably withheld), for the scale-up and production of the Product and other polymer systems, or in each case for such other uses as the parties may mutually agree. The parties agree that the Borrower's application of Loan proceeds to refinance the Borrower's expenditures in the second half of calendar 1996 for the foregoing purposes shall be deemed to be in compliance with this use of proceeds covenant. The Borrower will provide the Lender with reasonable documentation evidencing the use of proceeds in compliance with this covenant.





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





        5.6      TAXES

                 Pay or cause to be paid when due all taxes and fees relating to the ownership and use of the Collateral.

        5.7      INSURANCE

                 5.7.1    COVERAGE

                 Keep the Collateral or cause it to be kept insured against loss or damage due to fire and the risks normally included in extended coverage, malicious mischief and vandalism, for the full replacement value thereof. All insurance maintained on the Equipment for loss or damage shall list the Lender as an additional insured. The proceeds of such insurance payable as a result of loss of or damage to the Equipment shall be applied toward the replacement, restoration or repair of the Equipment that may be lost, stolen, destroyed or damaged, provided, however, that if an Event of Default has occurred and is continuing, such proceeds may be applied, at the Lender's option, (a) toward the replacement, restoration or repair of the Equipment that may be lost, stolen, destroyed or damaged, or (b) toward payment of the balance outstanding on the Notes or the Obligations. In addition, the Borrower shall also carry public liability insurance against both personal injury and property damage. The Lender shall also be named as a loss payee to the extent of its interest on any fire or similar insurance policy maintained with respect to the property secured by the Second Mortgage. The Borrower shall pay or cause to be paid the premiums therefor and deliver to the Lender evidence satisfactory to Lender of such insurance coverage. The Borrower shall use its reasonable best efforts to provide to the Lender, not less than 15 days prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to the Lender of renewal or replacement coverage.

                 5.7.2    ENDORSEMENTS

                 The Borrower shall use its reasonable best efforts to ensure that each insurer shall agree, by endorsement upon the policy or policies issued by it, or by independent instrument furnished to the Lender, that (a) it will give the Lender 30 days prior written notice of the effective date of any material alteration or cancellation of such policy; and (b) insurance as to the interest of any named loss payee other than the Borrower shall not be invalidated by any actions, inactions, breach of warranty or conditions or negligence of the Borrower with respect to such policy or policies.

        5.8      COMPLIANCE WITH LAWS

                 Comply with the requirements of all applicable statutes, laws, ordinances, rules, regulations, determinations, judgments, decrees and orders of any Governmental Authority, noncompliance with which could have a Material Adverse Effect.





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





        5.9      CORPORATE EXISTENCE

                 At all times maintain its corporate existence except as expressly permitted herein. Borrower shall not consolidate with, merge into, or convey, transfer or lease substantially all of its assets as an entirety to (such actions being referred to as an "Event"), any Person, unless such Person shall (i) be an entity organized and existing under the laws of the United States of America or any state or the District of Columbia, and (ii) not less than 30 days before the Event execute and deliver to the Lender an agreement containing an effective assumption by such Person of the due and punctual performance and observance of each covenant and condition of this Agreement to be performed or observed by the Borrower.

        5.10     SECURITY INTERESTS IN PRODUCT

                 The Borrower shall not grant any security interest in, on or against the Product or the Patents, Know-How or Licensed Trademark relating to the Product (each as defined in the Marketing Rights Agreement).

        5.11     INDEMNITY

                 The Borrower shall indemnify, defend and hold harmless the Lender, its affiliates, subsidiaries, successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral (other than any claim, action or suit of arising out of the Lender's breach of any of the provisions of this Agreement or any other Loan Document or resulting from the Lender's gross negligence or willful misconduct), including, without limitation, any liability or alleged liability under any federal, state or local environmental laws that relate to any item of the Collateral or its use, ownership or disposition, the Lender's interest therein or any substances contained therein or discharged therefrom. The obligations of the Borrower under this Section shall survive the expiration or termination of this Agreement.

6.      EVENTS OF DEFAULT

                 The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

        6.1      PAYMENT OF PRINCIPAL, INTEREST AND OTHER AMOUNTS

                 The Borrower shall fail to pay, when due, the principal, any interest, or any other sum payable under the Notes (whether upon maturity thereof, upon any installment payment date, upon any prepayment date, upon acceleration or otherwise), and such failure shall continue for two (2) Business Days after written notice of the existence of such Default shall have been received by the Borrower from the Lender.

        6.2      REPRESENTATIONS AND WARRANTIES

                 Any representation or warranty made by or on behalf of the Borrower herein or in any other Loan Document shall prove to have been incorrect or breached on or as of any date as of which made.

        6.3      OBSERVANCE OF OTHER PROVISIONS

                 The Borrower shall fail to observe or perform any other term, covenant or agreement contained in this Agreement or in any other Loan Document and any such failure shall continue unremedied for thirty (30) Business Days after written notice of the existence of such Default shall have been received by the Borrower from the Lender.

        6.4      INSOLVENCY AND SIMILAR EVENTS

                 (a) A decree or order for relief of the Borrower shall be entered by a court of competent jurisdiction, except if the decree or order is stayed or lifted within sixty (60) days, in any involuntary case involving the Borrower under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Borrower or for any substantial part of the Borrower's affairs shall be appointed, or any action shall be taken by any creditor (other than the Lender) of the Borrower preparatory to or for the purpose of commencing any such involuntary case, appointment, winding-up or liquidation.

                 (b) The Borrower shall commence a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect, or the Borrower shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Borrower or for any substantial part of the Borrower's assets or property, or the Borrower shall make any general assignment for the benefit of creditors, or the Borrower shall take any action preparatory to or otherwise in furtherance of any of the foregoing, or the Borrower shall fail generally to pay its debts as such debts come due.

        6.5      LIQUIDATION AND DISSOLUTION

                 The Borrower shall be liquidated or dissolved or shall lose its corporate or legal status by forfeiture or by any judicial or administrative proceeding.

        6.6      CROSS DEFAULTS

                 The Borrower shall be in default under or with respect to (i) any Loan Document, (ii) the Stock Purchase Agreement, (iii) the Marketing Rights Agreement, (iv) the Signet Agreement, or (v) the Lease, in each case after all applicable cure periods have expired and, with respect to clause
(iii), such default results in the termination by the Lender of the Marketing Rights Agreement and the Borrower shall have 60 days following such termination before such event shall be an Event of Default hereunder, and with respect to clauses (iv) and (v) the non-defaulting party shall have commenced pursuit of its remedies under the Signet Agreement or the Lease, as the case may be.

        6.7      JUDGMENTS

                 A final judgment, which alone or with other outstanding final judgments against the Borrower exceeds a total of $100,000 is rendered against the Borrower and, if within 30 days after entry thereof, the judgment shall not have been discharged or execution thereof stayed pending appeal, or if within 30 days after the expiration of any stay, the judgment shall not have been discharged.

                 Upon the occurrence of any Event of Default (other than one specified in Section 6.4 or 6.5 hereof), the Lender may: (i) declare its obligation to make the Loan to be terminated, and declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement, the Notes and the other Loan Documents, to be accelerated and to be immediately due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the other Loan Documents to the contrary notwithstanding; and (ii) in addition thereto, and not in substitution therefor, may exercise any one or more of the rights and remedies exercisable by the Lender under other provisions of this Agreement, under other Loan Documents, or provided by applicable law. Upon the occurrence of an Event of Default specified in Section 6.4 or 6.5, the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement, the Notes and the other Loan Documents shall be due and payable automatically and without any notice to the Borrower.

7.      SECURITY

                 As collateral security for the prompt and complete payment and performance when due of all the Obligations, and in order to induce the Lender to enter into this Agreement, the Borrower shall grant to the Lender (i) the Second Mortgage, and (ii) a first lien on the Equipment and such other security as the parties may agree, to be evidenced by the Pledge Agreement.

8.      MISCELLANEOUS

        8.1      ADDITIONAL ACTIONS AND DOCUMENTS

                 The Borrower hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement and of the other Loan Documents, whether before, at or after the closing of transactions contemplated hereby and thereby.

        8.2      NOTICES

                 All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

        (i)      If to the Borrower:

                 Guilford Pharmaceuticals Inc.
                 6611 Tributary Street
                 Baltimore, Maryland  21224
                 Attention:  Thomas C. Seoh
                   Vice President, General Counsel and Secretary
                 Telephone:  (410) 631-6441
                 Facsimile:  (410) 631-6450

        with a copy (which shall not constitute notice) to:

                 Michael J. Silver, Esquire
                 Hogan & Hartson L.L.P.
                 111 South Calvert Street, 16th Floor
                 Baltimore, Maryland  21202
                 Telephone:  (410) 659-2741
                 Facsimile:  (410 539-6981

        (ii)     If to the Lender:

                 Rhone-Poulenc Rorer Inc.
                 500 Arcola Road
                 Collegeville, Pennsylvania  19426
                 Attention: General Counsel
                 Telephone:  (610) 454-8000
                 Facsimile:  (610) 454-3807

                 Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

        8.3      SEVERABILITY

                 If fulfillment of any provision of this Agreement or of the other Loan Documents, or performance of any transaction related hereto or thereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement or in the other Loan Documents operates or would operate prospectively to invalidate this Agreement or the other Loan Documents, in whole or in part, then only such clause or provision shall be held ineffective, as though not herein contained, and the remainder of this Agreement and of the other Loan Documents shall remain operative and in full force and effect.

        8.4      SURVIVAL

                 It is the express intention and agreement of the parties hereto that all covenants, agreements, statements, representations, warranties and indemnities made by the Borrower in this Agreement shall survive the execution and delivery of this Agreement, the making of all advances and extensions of credit, and the execution and delivery of all other Loan Documents.

        8.5      WAIVERS

                 No waiver by the Lender of or consent by the Lender to a variation from any provision of this Agreement or of any other Loan Document shall be effective unless made in a written instrument duly executed on behalf of the Lender by its duly authorized officer. No such waiver shall be considered a waiver of any rights of the Lender with respect to the particular obligations of the Borrower or with respect to the conditions to the obligations of the Lender beyond the rights or conditions as expressly waived, or a waiver in any respect with regard to any other rights of the Lender with respect to any other obligations of the Borrower. No failure or delay on the part of the Lender in exercising any power, right or privilege under this Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof, or the exercise of any other right or power under this Agreement or under any other Loan Document. No other actions taken by the Lender, including, without limitation, any investigation by or on behalf of the Lender, and no failure to take action, shall be deemed to constitute a waiver or an extension by the Lender of compliance with any representation, warranty, condition, agreement or indemnification set forth in this Agreement or in any other Loan Document.

        8.6      RIGHTS CUMULATIVE

                 The rights and remedies herein or in any of the other Loan Documents expressly provided are cumulative and not exclusive of any other rights or remedies which the Lender or the then holder of the Notes otherwise would have at law or in equity or otherwise. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the rights of the Lender or the then holder of the Notes to be entitled to any other or further action in any circumstances without notice or demand.

        8.7      BINDING EFFECT

                 Subject to any provisions hereof restricting assignment, this Agreement and the other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        8.8      ASSIGNMENT

                 The Borrower may not assign its rights under this Agreement or under the other Loan Documents or any interest herein or therein, or attempt to have any other person or entity assume their obligations under this Agreement or under the other Loan Documents, without the prior written consent of the Lender.

        8.9      AMENDMENT

                 No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or discharge is sought.

        8.10     ENTIRE AGREEMENT

                 This Agreement (including the Loan Documents and the Exhibits hereto) constitutes the entire agreement between the parties hereto with respect to the Loan, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

        8.11     TERMINATION

                 This Agreement shall terminate upon payment in full of all amounts payable and performance of all other Obligations owed by the Borrower to the Lender under this Agreement, the Notes and the other Loan Documents.

        8.12     PAYMENTS

                 If any payment or performance of the Notes or of any of the other Obligations becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at the then applicable rate during such extension.


        8.13     HEADINGS

                 Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        8.14     GOVERNING LAW

                 This Agreement, the Notes and the other Loan Documents, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

        8.15     EXECUTION

                 To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all Persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the Persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

        8.16     RIGHT TO PERFORM

                 If the Borrower fails to perform or comply with any of its agreements contained herein or in any other Loan Document, the Lender shall have the right, but not the obligation, to effect such performance or compliance, and the amount of any out-of-pocket expenses and other reasonable expenses (including reasonable attorneys' fees) of the Lender thereby incurred, together with interest thereon, shall be due and payable by the Borrower on demand.

                 IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement, or has caused this Agreement to be duly executed on its behalf, as of the day and year first hereinabove set forth.


                                      GUILFORD PHARMACEUTICALS INC.:

Attest:



/c/ Andrew R. Jordan                  By   /c/ Craig R. Smith
- --------------------                       ------------------



Vice President & Chief                President & Chief Executive Officer
- ----------------------                -----------------------------------
Financial Officer                                 [Title]
- -----------------
      [Title]



                                      RHONE-POULENC RORER INC.:

Attest:



/c/ R. B. Young                       By      /c/ Claude Dupuis
- ---------------                               -----------------



Secretary                                     Vice President
- ---------                                     --------------
 [Title]                                        [Title]

                                                                     EXHIBIT A-1




                                      NOTE


$4,000,000                                                        ________, 199_

                 FOR VALUE RECEIVED, Guilford Pharmaceuticals Inc., a Delaware corporation, (the "Maker"), promises to pay to the order of Rhone-Poulenc
Rorer Inc. (the "Holder"), the principal amount of FOUR MILLION DOLLARS ($4,000,000) together with interest on the unpaid principal amount hereof from the date hereof, until paid in full, said interest to be due and payable on a quarterly basis at a rate per annum (computed on the basis of a 360 day year and applied to the actual number of days elapsed in each interest calculation period) equal to the Holder's Cost of Funds, as defined in the Loan Agreement, dated as of June 13, 1996 between Maker and the Holder (the "Loan Agreement"), with the entire remaining unpaid principal amount (together with accrued interest thereon) to be due and payable in a single payment on the fifth anniversary of the date hereof. All payments hereunder shall be made in lawful money of the United States of America, without offset, provided, however, that, as provided in Loan Agreement, the Maker shall be entitled to offset against any amount due hereunder any undisputed payment then due by the Holder or RPR Pharmaceuticals (a) to the Maker under the Supply Agreement or (b) to GPI Holdings under the Marketing Rights Agreement, each as defined in the Loan Agreement.

                 The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty in accordance with the terms of the Loan Agreement. Each prepayment shall be applied first to the payment of all interest and other amounts accrued hereunder on the date of any such prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof. No prepayment shall entitle any person to be subrogated to the rights of the Holder unless and until this Note has been paid in full.

                 This Note evidences a loan advanced by the Holder for the benefit of the Maker as a borrower under the Loan Agreement and is secured by
(i) a Second Mortgage (the "Second Mortgage"), of even date herewith, made and executed by the Maker for the benefit of the Holder, and (ii) a Pledge Agreement (the "Pledge Agreement"), of even date herewith, made and executed by the Holder and the Maker for the benefit of the Holder. Neither the reference to the Loan Agreement or to the Second Mortgage or the Pledge Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal amount hereof, together with interest accrued thereon, when due.

                 This Note shall evidence, and the Second Mortgage and the Pledge Agreement shall secure, the indebtedness described herein and any future loans or advances or payments that may be made to or on behalf of the Maker by the Holder at any time or times hereafter under the Loan Agreement, and any such loans or advances or payments shall be added to and shall bear interest at the same rate as the principal indebtedness hereunder.

                 The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                                  (1)      Failure to pay, when due, the
                 principal, any interest, or any other sum payable hereunder, and continuance of such failure for two (2) business days after written notice of the existence of such default shall have been received by the Maker from the Holder; or

                                  (2)      The occurrence of any event of
                 default under the Loan Agreement.

                 Upon the occurrence of any such uncured Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereon, and any other amounts due under the Loan Agreement and the Pledge Agreement shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law, or as provided in the Loan Agreement. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                 The Holder may, upon the occurrence of any such Event of Default hereunder, have resort to the collateral, whether real or personal property, given as security for this Note in any order, and may sell and dispose of such collateral in whole or in part, at any time or from time to time, with no requirement on the part of the Holder of this Note to marshal assets. The Holder shall not be required to preserve any rights in such collateral as against prior parties. In the event that the Holder is required to give notice of any intended disposition of collateral held as security for this Note, fifteen days' notice given by mail or telegraph to the last known address of the Maker shall be deemed to be reasonable notice.

                 The Maker promises to pay all reasonable costs and expenses (including without limitation reasonable attorneys' fees and disbursements) incurred in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof and to perform each and every covenant or agreement to be performed by the Maker under this Note, the Loan Agreement, any Loan Document and any other instrument evidencing or securing the obligation represented by this Note.

                 Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                 Each Obligor (which term shall include the Maker and all makers, sureties, guarantors, endorsers, and other persons assuming obligations pursuant to this Note) under this Note hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, no release of any Obligor, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of any Obligor. The pleading of any statute of limitations as a defense to any demand against any Obligor is expressly waived.

                 No single or partial exercise by the Holder of any right hereunder, under the Loan

Agreement, under any Loan Document or under any other agreement given as security for this Note or pertaining hereto, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

                 Whenever used herein, the words "Maker" and "Holder" and "Obligor" shall be deemed to include their respective successors and assigns.

                 This Note shall be governed by and construed under and in accordance with the laws of Pennsylvania.

                 IN WITNESS WHEREOF, the undersigned have duly executed this Note, or have caused this Note to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                               GUILFORD PHARMACEUTICALS INC.:



Attest:


                                               By
- --------------------------                         --------------------------



- --------------------------                         --------------------------
      [Title]                                                [Title]





                                               RHONE-POULENC RORER INC.:



Attest:


                                               By
- --------------------------                         --------------------------



- --------------------------                         --------------------------
      [Title]                                               [Title]

                                                                     EXHIBIT A-2


                                      NOTE


$3,500,000                                                        ________, 199_


                 FOR VALUE RECEIVED, Guilford Pharmaceuticals Inc., a Delaware corporation, (the "Maker"), promises to pay to the order of Rhone-Poulenc Rorer Inc. (the "Holder"), the principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) together with interest on the unpaid principal amount hereof from the date hereof, until paid in full, said interest to be due and payable on a quarterly basis at a rate per annum (computed on the basis of a 360 day year and applied to the actual number of days elapsed in each interest calculation period) equal to the Holder's Cost of Funds, as defined in the Loan Agreement, dated as of June 13, 1996 between the Maker and the Holder (the "Loan Agreement"), with the entire remaining unpaid principal amount (together with accrued interest thereon) to be due and payable in a single payment on the fifth anniversary date of the date hereof. All payments hereunder shall be made in lawful money of the United States of America, without offset, provided, however, that, as provided in the Loan Agreement, the Maker shall be entitled to offset against any amount due hereunder any undisputed payment then due by the Holder or RPR Pharmaceuticals (a) to the Maker under the Supply Agreement or (b) to GPI Holdings under the Marketing Rights Agreement, each as defined in the Loan Agreement.

                 The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty in accordance with the terms of the Loan Agreement. Each prepayment shall be applied first to the payment of all interest and other amounts accrued hereunder on the date of any such prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof. No prepayment shall entitle any person to be subrogated to the rights of the Holder unless and until this Note has been paid in full.

                 This Note evidences a loan advanced by the Holder for the benefit of the Maker as a borrower under the Loan Agreement and is secured by
(i) a Second Mortgage (the "Second Mortgage"), of even date herewith, made and executed by the Maker for the benefit of the Holder, and (ii) a Pledge Agreement (the "Pledge Agreement"), of even date herewith, made and executed by the Holder and the Maker for the benefit of the Holder. Neither the reference to the Loan Agreement or to the Second Mortgage or the Pledge Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal amount hereof, together with interest accrued thereon, when due.

                 This Note shall evidence, and the Second Mortgage and the Pledge Agreement shall secure, the indebtedness described herein and any future loans or advances or payments that may be made to or on behalf of the Maker by the Holder at any time or times hereafter under the Loan Agreement, and any such loans or advances or payments shall be added to and shall bear interest at the same rate as the principal indebtedness hereunder.

                 The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                                  (1)      Failure to pay, when due, the
                 principal, any interest, or any other sum payable hereunder, and continuance of such failure for two (2) business days after written notice of the existence of such default shall have been received by the Maker from the Holder; or

                                  (2)      The occurrence of any event of
                 default under the Loan Agreement.

                 Upon the occurrence of any such uncured Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereon, and any other amounts due under the Loan Agreement and the Pledge Agreement shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law, or as provided in the Loan Agreement. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                 The Holder may, upon the occurrence of any such Event of Default hereunder, have resort to the collateral, whether real or personal property, given as security for this Note in any order, and may sell and dispose of such collateral in whole or in part, at any time or from time to time, with no requirement on the part of the Holder of this Note to marshal assets. The Holder shall not be required to preserve any rights in such collateral as against prior parties. In the event that the Holder is required to give notice of any intended disposition of collateral held as security for this Note, fifteen days' notice given by mail or telegraph to the last known address of the Maker shall be deemed to be reasonable notice.

                 The Maker promises to pay all reasonable costs and expenses (including without limitation reasonable attorneys' fees and disbursements) incurred in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof and to perform each and every covenant or agreement to be performed by the Maker under this Note, the Loan Agreement, any Loan Document and any other instrument evidencing or securing the obligation represented by this Note.

                 Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                 Each Obligor (which term shall include the Maker and all makers, sureties, guarantors, endorsers, and other persons assuming obligations pursuant to this Note) under this Note hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, no release of any Obligor, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of any Obligor. The pleading of any statute of limitations as a defense to any demand against any Obligor is expressly waived.

                 No single or partial exercise by the Holder of any right hereunder, under the Loan

Agreement, under any Loan Document or under any other agreement given as security for this Note or pertaining hereto, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

                 Whenever used herein, the words "Maker" and "Holder" and "Obligor" shall be deemed to include their respective successors and assigns.

                 This Note shall be governed by and construed under and in accordance with the laws of Pennsylvania.

                 IN WITNESS WHEREOF, the undersigned have duly executed this Note, or have caused this Note to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                               GUILFORD PHARMACEUTICALS INC.:



Attest:


                                               By
- --------------------------                         --------------------------



- --------------------------                         --------------------------
      [Title]                                                [Title]





                                               RHONE-POULENC RORER INC.:



Attest:


                                               By
- --------------------------                         --------------------------



- --------------------------                         --------------------------
      [Title]                                               [Title]

                                                                       EXHIBIT B





                         PLEDGE AND SECURITY AGREEMENT


                 THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is entered into as of ______, 199_ between Guilford Pharmaceuticals Inc. ("Pledgor") and Rhone-Poulenc Rorer Inc. ("Secured Party").

                 WHEREAS, Pledgor and Secured Party have entered into a Loan Agreement, dated as of June 13, 1996, which, among other things, provides for the extension of a line of credit by the Secured Party to Pledgor for $7,500,000 (the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement); and

                 WHEREAS, Pledgor has agreed, pursuant to the Loan Agreement, to grant Secured Party, among other things, a first priority lien on equipment purchased with the proceeds pursuant to the Loan Agreement and such other security as the parties may agree; and

                 WHEREAS, as a condition to the obligation of Secured Party to extend a line of credit to Pledgor, Pledgor is required to execute and deliver this Pledge Agreement and to pledge hereunder the Pledged Interest (as hereinafter defined); and

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.      DEFINITIONS

                 For the purposes of this Agreement:

                 (a) An "Event of Default" means any violation of the obligations or breach by Pledgor of the representations and warranties set forth in this Agreement, which violation of obligations continues unremedied for a period of thirty (30) days after Secured Party gives written notice thereof to Pledgor; it being understood and agreed that Pledgor shall not be entitled to a thirty (30) day period within which to remedy a breach of a representation or warranty.

                 (b) "Pledged Interest" means the Equipment (as defined in the Loan Agreement), all proceeds thereof, and such other security as the parties may agree.

2.      PLEDGE OF PLEDGED INTEREST

                 (a) As security for the due and punctual payment and performance by Pledgor of all of its obligations under the Notes issued pursuant to the Loan Agreement (the "Notes"), under this Agreement, under any Loan Document and under any other related agreement to which Pledgor is a party (the "Secured Obligations") Pledgor hereby grants, transfers, sets over, pledges and assigns to Secured Party a first priority lien and security interest in the Pledged Interest and the proceeds thereof.

                 (b)      It is expressly agreed by Pledgor that,
anything herein to the contrary notwithstanding, Pledgor shall remain liable under each contract or other agreement to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. Secured Party shall not have any obligation or liability thereunder by reason of or arising out of this Agreement or the assignment of such contract or other agreement to Secured Party or the receipt by Secured Party of any payment relating thereto pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Pledgor thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (c) If Pledgor fails to perform or comply with any of its agreements contained herein or in any Loan Document and Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreements, the reasonable expenses of Secured Party incurred in connection with such performance or compliance (including, without limitation, reasonable attorneys' fees and expenses), together with interest thereon at the rate provided for in respect of the Notes, shall be payable by Pledgor to Secured Party on demand and shall constitute obligations secured hereby.

3.      FINANCING STATEMENTS

                 (a) At the request of Secured Party, Pledgor will promptly join with Secured Party in executing financing statements, continuation statements, certificates and other documents with respect to the Pledged Interest pursuant to the Uniform Commercial Code as in effect from time to time in the state of Maryland (the "UCC") and otherwise as may be necessary in the Secured Party's sole discretion to enable Secured Party to perfect or from time to time renew the security interests granted hereby, including, without limitation, such financing statements, continuation statements, certificates and other documents as may be necessary to perfect a security interest in any additional property or rights hereafter acquired by the Pledgor or in any replacements or proceeds thereof, in form satisfactory to Secured Party, and Pledgor will pay the cost of filing the same in all public offices wherever Secured Party deems filing to be necessary or desirable. Without limiting the foregoing, it is understood and agreed that, if requested by Secured Party, Pledgor shall execute financing statements from time to time that specifically identify and describe the Equipment that is purchased from time to time with the proceeds of the Loan.

                 (b) Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, for the purpose of filing financing statements and making other similar filings, and to take any and all appropriate actions in connection with such filings.

                 Pledgor hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                 (c) The powers conferred on Secured Party hereunder are solely to protect its interests in the collateral and Secured Party shall not be under any duty to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct.

4.      REMEDIES ON DEFAULT

                 (a) If at any time an Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any right or remedy of a secured party upon default under the UCC, Secured Party may, to the extent permitted by law, without being required to give any notice to Pledgor except as provided below:

                                (i) Apply any cash held by it hereunder in the manner provided in Section 4(c) below; and

                                (ii)    If there shall be no such cash or if
                          the cash so applied shall be insufficient to pay in full all such obligations, collect, receive, appropriate and realize upon the Pledged Interest or any part thereof, and sell, assign, contract to sell or otherwise dispose of and deliver the Pledged Interest or any part thereof, in one or more portions, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Pledged Interest so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

                 In the event of a sale as aforesaid, Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Interest so sold.

                 Each purchaser at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind. Secured Party shall give Pledgor not less than fifteen (15) days' written notice of its intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale.

                 Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Interest on credit or for future delivery, the Pledged Interest so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Interest so sold and, in case of any such failure, such Pledged Interest may again be sold upon like notice.

                 Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Interest, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                 On any sale of the Pledged Interest, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any governmental regulatory authority or officer or court.

                 Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

                 (b) Each of the rights, powers, and remedies provided herein, or in any other related agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, in any Loan Document in any other related agreement, or now or hereafter existing at law or in equity or by statute or otherwise. The exercise of any such right, power or remedy shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies.

                 (c) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid shall be applied as follows:

                          (1)      First, to the payment of all costs
                 and expenses of every kind incurred by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees and expenses;

                          (2)      Second, to the payment to Secured
                 Party in satisfaction of the obligations of the Notes or any other Secured Obligations or, in the case of an Event of Default involving only the breach of a representation, warranty or covenant by Pledgor under this Agreement or under any other related agreement rather than a failure by Pledgor to perform one or more of its obligations under the Notes, to Secured Party, in satisfaction of such representation, warranty or covenant; or, in the case of an Event of Default involving the breach or any such representation, warranty or covenant and a failure by Pledgor to perform one or more of its obligations under the Notes, to satisfy all such representations, warranties, covenants and obligations;

                          (3) Third, to the payment of any other amounts required by applicable law; and

                          (4) Fourth, to the payment of any surplus then remaining from such proceeds to Pledgor, unless otherwise required by law or directed by a court of competent jurisdiction; provided that Pledgor shall not be liable for any deficiency if such proceeds are insufficient to satisfy all representations, warranties, covenants and obligations under the Notes, under this Agreement and under any other related agreement.

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

                 (a) Representations and Warranties. Pledgor represents, warrants and covenants that:

                                  (i)     Pledgor has all requisite
                          capacity, power and authority, being under no legal restriction, limitation or disability, to enter into this Agreement, to pledge the Pledged Interest for the purposes described herein, and to carry out the transactions contemplated by this Agreement.
                          This Agreement constitutes a legal, valid, and binding obligation of Pledgor, enforceable in accordance with its terms.

                                  (ii)    Pledgor has good, valid and
                          marketable title to the Pledged Interest, free and clear of all Liens other than Liens created by this Agreement.

                                  (iii)   The Pledged Interest is duly
                          and validly pledged to Secured Party in
                          accordance with law and Secured Party has a good, valid, and perfected first priority lien on and security interest in the Pledged Interest and the proceeds thereof.

                                  (iv)    The execution, delivery and
                          performance by Pledgor of this Agreement does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                                  (v)     No approval, consent or other action
                          by Pledgor, by any governmental authority, or by any other person or entity is or will be necessary to permit the valid execution, delivery or performance of this Agreement by Pledgor.

                                  (vi)    There is no claim, litigation,
                          proceeding or investigation pending, threatened or reasonably anticipated against or affecting Pledgor, this Agreement, or the transactions contemplated hereby, before or by any court, arbitrator or governmental authority which might adversely affect Pledgor's ability to perform Pledgor's obligations under this Agreement.

                 (b) Covenants. Until all Secured Obligations have been paid and performed in full or until all of the Pledged Interest is returned to Pledgor pursuant to Section 6 hereof, whichever is earlier, Pledgor hereby covenants that, unless Secured Party otherwise consents in advance in writing:

                                  (i) Preservation of Pledge. Pledgor shall execute, deliver, and file any and all financing statements, continuation statements, stock powers, instruments, and other documents, necessary in the sole discretion of Secured Party to create, perfect, preserve, validate or otherwise protect the pledge of the Pledged Interest to Secured Party and Secured Party's lien on and security interest in the Pledged Interest and the first priority thereof; maintain, or cause to be maintained, at all times, the pledge of the Pledged Interest to Secured Party and Secured Party's lien on and security interest in the Pledged Interest and the first priority thereof; and defend the Pledged Interest and Secured Party's interests therein against all claims and demands of all persons asserting such claims or demands by or through Pledgor at any time claiming the same or any interest therein adverse to Secured Party and pay all costs and expenses (including, without limitation, attorneys' fees and expenses) in connection with such defense.

                                  (ii) Transfer of Pledged Interest. Pledgor shall not sell, transfer, pledge, assign or otherwise dispose of the Pledged Interest or any interest therein, and Pledgor shall not create, incur, assume or suffer to exist any Lien with respect to any of the Pledged Interest or any interest therein.

                                  (iii) Other Actions. Pledgor shall not take or permit to be taken any action in connection with the Pledged Interest or otherwise which would impair the value of the interests or rights of Pledgor therein or which would impair the interests or rights of Secured Party therein or with respect thereto.

                                  (iv) Location of Pledged Interest. Pledgor shall keep and maintain all Equipment at the locations identified on Schedule 1 attached hereto and made a part hereof and shall not change the location of any Equipment without the prior written consent of the Secured Party.

                                  (v) Notice of Purchase of Equipment. From the date of the Initial Installment until one month after all of the proceeds of the Loan advanced in the Initial Installment have been expended, Pledgor shall provide Secured Party with written notice each month of all items of Equipment that Pledgor has purchased with the proceeds of the Loan and shall promptly provide such additional descriptive information regarding the Equipment as Secured Party shall request.

6.      RELEASE OF PLEDGED INTEREST

                 So long as no Event of Default has occurred, when the Notes have been paid in full and all other Secured Obligations have been paid or performed in full, this Agreement shall terminate and the Pledged Interest held by Secured Party shall promptly be returned to Pledgor at the address of Pledgor set forth in Section 13 hereof.

7.      ADDITIONAL ACTIONS AND DOCUMENTS

                 Pledgor hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be desirable in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the occurrence of an Event of Default.

8.      EXPENSES OF SECURED PARTY

                 Pledgor agrees to reimburse Secured Party for, and save Secured Party harmless against liability for the payment of, all out-of-pocket expenses arising in connection with the enforcement of, or for the preservation or exercise of any rights (including the right to realize upon the Pledged Interest) under, this Agreement, including, without limitation, the reasonable fees and expenses of counsel to Secured Party arising in such connection.

9.      ENTIRE AGREEMENT; AMENDMENT

                 This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

10.     WAIVER

                 No waiver by Secured Party of or consent by Secured Party to a variation from any provision of this Agreement shall be effective unless made in a written instrument duly executed on behalf of Secured Party by its duly authorized officer. No such waiver shall be considered a waiver of any rights of Secured Party with respect to the particular obligations of

Pledgor or with respect to the conditions to the obligations of Secured Party beyond the rights or conditions as expressly waived, or a waiver in any respect with regard to any other rights of Secured Party with respect to any obligations of Pledgor. No delay or failure on the part of Secured Party in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No other actions taken by Secured Party, including, without limitation, any investigation by or on behalf of Secured Party, and no failure to take action, shall be deemed to constitute a waiver or an extension by Secured Party of compliance with any representation, warranty, condition, agreement or indemnification set forth in this Agreement.

11.     SEVERABILITY

                 If any part of any provision of this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

12.     GOVERNING LAW

                 This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the state of Maryland.

13.     NOTICES

                 All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

                 (i)      If to Pledgor:

                          Guilford Pharmaceuticals Inc.
                          6611 Tributary Street
                          Baltimore, Maryland  21224
                          Attention:  Thomas C. Seoh
                          Vice President, General Counsel and
                            Secretary
                          Telephone:  (410) 631-6441
                          Facsimile:  (410) 631-6450

                 (ii)     If to Secured Party:

                          Rhone-Poulenc Rorer Inc.
                          500 Arcola Road
                          Collegeville, Pennsylvania  19426
                          Attention: General Counsel
                          Telephone:  (610) 454-8000
                          Facsimile:  (610) 454-3807

                 Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


14.     HEADINGS

                 Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

15.     EXECUTION IN COUNTERPARTS

                 To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

16.     SECURED PARTY'S RIGHTS CUMULATIVE

                 The rights and remedies of, or for the benefit of, Secured Party described herein, in any other related agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement. The exercise of any such right, power or remedy shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other notice or demand in similar or other circumstances.

17.     BINDING EFFECT

                 Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

18.     ASSIGNMENT

                 This Agreement may not be assigned by Pledgor without the prior written consent of Secured Party. [In the event of a sale or assignment by Secured Party of all or any part of the interests in the Notes, Secured Party may assign and transfer its rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such interests in the Notes, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to Secured Party hereunder, and shall be deemed to be a "Secured Party" for all purposes hereunder, and the predecessor Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.]

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

                                               GUILFORD PHARMACEUTICALS INC.:



Attest:


                                               By
- ---------------------------                       ---------------------------

- ---------------------------                       ---------------------------
      [Title]                                                [Title]





                                               RHONE-POULENC RORER INC.:


Attest:


                                               By
- ---------------------------                       ---------------------------

- ---------------------------                       ---------------------------
       [Title]                                               [Title]